UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 29, 2024

(Date of earliest event reported)

BBCMS Mortgage Trust 2024-C24

(Central Index Key Number 0002006370)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Bank of Montreal

(Central Index Key Number 0000927971)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

UBS AG

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

LMF Commercial, LLC

(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC

(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-12	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On January 29, 2024, Barclays Capital Inc. (“Barclays”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), Deutsche Bank Securities Inc. (“DBSI”), KeyBanc Capital Markets Inc. (“KeyBanc”), UBS Securities LLC (“UBS Securities”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with Barclays, SGAS, UBS Securities, BMO Capital Markets, DBSI, KeyBanc and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of January 29, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on February 15, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $626,932,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $66,769,778, to Barclays, SGAS, UBS Securities, BMO Capital Markets, DBSI, KeyBanc, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of January 29, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-C24, Commercial Mortgage Pass-Through Certificates, Series 2024-C24 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-5, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR and Class H-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Woodfield Mall	4.7	4.2
Rhino Portfolio 3	4.8	N/A
Arundel Mills and Marketplace	4.9	4.3
RTL Retail Portfolio	4.10	4.4
AutoNation	4.11	N/A
BLE Portfolio	4.12	4.3
La Primavera	4.13	4.3
Axis Apartments	4.14	4.5
Centre Pointe Portfolio	4.15	4.3
The Muse & Eden Pointe	4.16	4.4
Sugar Land Town Square	4.17	4.6
Creekside Town Center	4.18	4.2(1)
Outlet Shoppes at Atlanta	4.19	4.4
Blackbird Portfolio	4.20	4.3

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-C24 (the “Issuing Entity”), a common law trust fund to be formed on February 15, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 35 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of February 15, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of February 15, 2024, among the Registrant, Société Générale and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (iii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of February 15, 2024, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (iv) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of February 15, 2024, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (v) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of February 15, 2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (vi) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of February 15, 2024, between the Registrant and KeyBank, (vii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of February 15, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (viii) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of February 15, 2024, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (ix) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of February 15, 2024, among the Registrant, BSP and Franklin BSP Realty Trust,

Inc. (the “BSP Mortgage Loan Purchase Agreement”) and (x) LMF Commercial, LLC (“LMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of February 15, 2024, between the Registrant and LMF (the “LMF Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated January 29, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on January 31, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of January 29, 2024.

The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of January 29, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., SG Americas Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., KeyBanc Capital Markets Inc., UBS Securities LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of February 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of December 1, 2023, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Argentic Services Company LP, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated and effective as of November 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of December 1, 2023, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Agreement Between Note Holders, dated as of November 22, 2023, by and among Bank of Montreal, Initial BMO Note A Holder, Barclays Capital Real Estate Inc., as Initial Barclays Note A Holder, Bank of America, N.A., as Initial BANA Note A Holder, Bank of Montreal, as Initial Note B-1 Holder, Bank of Montreal, as Initial Note B-2 Holder, and Bank of Montreal, as Initial Note B-3 Holder.
Exhibit 4.8	Agreement Between Note Holders, dated as of December 19, 2023, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder, and Bank of America, N.A., as Initial Note A-6 Holder and Initial Note A-7 Holder.
Exhibit 4.9	Agreement Between Note Holders, dated as of October 5, 2023, by and between Wells Fargo Bank, National Association, as Note A-1-1 Holder, Note A-1-2 Holder, Note A-1-3 Holder, and Note A-1-4 Holder, Societe Generale Financial Corporation, as Note A-2-1 Holder, Note A-2-2 Holder, Note A-2-3 Holder, and Note A-2-4 Holder, DBR Investments Co. Limited, as Note A-3-1 Holder, Note A-3-2 Holder, Note A-3-3 Holder, Note A-3-4 Holder, and Note A-3-5 Holder, and Citi Real Estate Funding Inc., as Note A-4-1 Holder, Note A-4-2 Holder, and Note A-4-3 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of August 30, 2023, by and between Barclays Capital Real Estate Inc., Societe Generale Financial Corporation, KeyBank National Association and Bank of Montreal.
Exhibit 4.11	Agreement Between Note Holders, dated as of December 1, 2023, by and between Barclays Capital Real Estate Inc. and Argentic Real Estate Finance 2 LLC.
Exhibit 4.12	Co-Lender Agreement, dated as of October 5, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Argentic Real Estate Finance 2 LLC, as Initial Note A-1-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-2 Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of October 23, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Argentic Real Estate Finance 2 LLC, as Initial Note A-1-2 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of December 11, 2023, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, and Citi Real Estate Funding Inc., as Initial Note A-4 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of November 29, 2023, by and between AREF 2 WH BC LLC, as Initial Note A-1 Holder, and AREF 2 WH BC LLC, as Initial Note A-2 Holder.
Exhibit 4.16	Co-Lender Agreement, dated as of October 4, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Initial Note A-1-2 Holder and Initial Note A-1-3 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2-1 Holder and Initial Note A-2-2 Holder.

Exhibit 4.17	Co-Lender Agreement, dated as of November 3, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1-1 Holder, Argentic Real Estate Finance 2 LLC, as Initial Note A-1-2 Holder, and Goldman Sachs Bank USA, as Initial Note A-2 Holder.
Exhibit 4.18	Agreement Between Note Holders, dated as of November 20, 2023, by and between 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-1 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-2 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-3 Holder, 3650 REIT Warehouse Facility Entity 2A LLC, as Initial Note A-4 Holder, Bank of Montreal, as Initial Note A-5 Holder, and Bank of Montreal, as Initial Note A-6 Holder.
Exhibit 4.19	Agreement Between Note Holders, dated as of October 3, 2023, by and between Barclays Capital Real Estate Inc. and Goldman Sachs Bank USA.
Exhibit 4.20	Co-Lender Agreement, dated as of November 21, 2023, by and between Argentic Real Estate Finance 2 LLC, as Initial Note A-1 Holder, and Argentic Real Estate Finance 2 LLC, as Initial Note A-2 Holder.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated January 29, 2024.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of February 15, 2024, between LMF Commercial, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2024	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
		Name:	Daniel Vinson
		Title:	Chief Executive Officer